EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying quarterly report on Form 10-Q of The Alpine Group, Inc. (the "Company") for the period ended June 30, 2004 (the "Periodic Report"), the undersigned, Steven S. Elbaum, Chief Executive Officer of the Company, and David A. Owen, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 12, 2004                             /s/ STEVEN S. ELBAUM
                                                  -------------------------
                                                  Steven S. Elbaum
                                                  Chief Executive Officer


                                                  /s/ DAVID A. OWEN
                                                  -------------------------
                                                  David A. Owen
                                                  Chief Financial Officer